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SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

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☐	Soliciting Material Pursuant to §240.14a-12
Pacific Crest Capital, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD FRIDAY, MAY 9, 2003

        Notice is hereby given that the annual meeting of the shareholders of Pacific Crest Capital, Inc. will be held on Friday, May 9, 2003, at the Hyatt Westlake Hotel, 880 South Westlake Blvd., Westlake Village, California 91361, at 2:00 p.m. for the following purposes:

  1.
  Election of Director. To elect one person to the Board of Directors for a term of three years and to serve until his successor is elected and qualified, as more fully described in the accompanying Proxy Statement.

  2.
  Other Business. To transact such other business as may properly come before the meeting and at any and all adjournments thereof.

        Only those shareholders of record at the close of business on Friday, March 14, 2003, shall be entitled to notice of and to vote at the meeting.

        Shareholders are urged to sign and return the enclosed proxy in the postage prepaid envelope as promptly as possible, whether or not they plan to attend the meeting in person. Shareholders who attend the meeting may withdraw their proxy and vote in person if they wish to do so.

By order of the Board of Directors
ROBERT J. DENNEN Senior Vice President, Chief Financial Officer, and Secretary

Agoura Hills, California
April 9, 2003

PACIFIC CREST CAPITAL, INC.

PROXY STATEMENT

TABLE OF CONTENTS

30343 Canwood Street
Agoura Hills, California 91301
(818) 865-3300

PROXY STATEMENT

For the

ANNUAL MEETING OF SHAREHOLDERS

To be held Friday, May 9, 2003

GENERAL INFORMATION

        This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Pacific Crest Capital, Inc. ("Pacific Crest Capital") for use at the annual meeting of the shareholders of Pacific Crest Capital to be held on Friday, May 9, 2003, at the Hyatt Westlake Hotel, located at 880 South Westlake Blvd., Westlake Village, California 91361, at 2:00 p.m., and at any adjournment thereof. This Proxy Statement and the enclosed proxy card and other enclosures will be first mailed to shareholders on or about April 9, 2003. Only shareholders of record at the close of business on Friday, March 14, 2003 (the "Record Date"), are entitled to vote in person or by proxy at the meeting or any adjournment thereof.

Matters to be Considered

        The matters to be considered and voted upon at the meeting will be:

  1.
  Election of Director. To elect one person to the Board of Directors for a term of three years and to serve until his successor is elected and qualified. The Board of Directors' nominee is:

Rudolph I. Estrada

  2.
  Other Business. To transact such other business as may properly come before the meeting and at any and all adjournments thereof.

Costs of Solicitation of Proxies

        This solicitation of proxies is made on behalf of the Board of Directors of Pacific Crest Capital, and Pacific Crest Capital will bear the costs of solicitation. The expense of preparing, assembling, printing, and mailing this Proxy Statement and the materials used in this solicitation of proxies also will be borne by Pacific Crest Capital. It is contemplated that proxies will be solicited principally through the mail, but directors, officers, and regular employees of Pacific Crest Capital or its subsidiary, Pacific Crest Bank (the "Bank"), may solicit proxies personally or by telephone. In addition, Pacific Crest Capital has engaged Georgeson Shareholder to assist in the distribution and solicitation of proxies, for which Pacific Crest Capital has agreed to pay a fee of $3,500. Although there is no formal agreement to do so, Pacific Crest Capital may reimburse banks, brokerage houses, and other custodians, nominees, and fiduciaries for their reasonable expenses in forwarding these proxy materials to their principals.

Voting and Revocation of Proxies

        The authorized capital of Pacific Crest Capital consists of 10,000,000 shares of common stock, par value $.01 per share, of which 4,855,273 shares were issued, outstanding and entitled to vote on the Record Date, and 2,000,000 shares of serial preferred stock, par value $.01 per share, of which no shares were issued and outstanding on the Record Date. A majority of the outstanding shares of common stock constitutes a quorum for the conduct of business at the meeting. Abstentions will be treated as shares present and entitled to vote for purposes of determining the presence of a quorum. Each holder of common stock is entitled to one vote, in person or by proxy, for each share of common stock standing in his or her name on the books of Pacific Crest Capital as of the Record Date, on any matter submitted to the shareholders. Pacific Crest Capital's Certificate of Incorporation does not authorize cumulative voting.

        In the election of directors, the individual receiving the highest number of votes "FOR" will be elected. Abstentions from voting and votes "WITHHELD" in the election of directors will have no legal effect. Abstentions are counted for the purposes of determining the number of shares which are present in person or represented by proxy at the meeting. Consequently, an abstention has the same effect as a vote against such proposals, as each abstention is one less vote in favor of the proposal. Shares not voted on proxies returned by brokers are not counted for the purposes of determining the number of shares present in person or represented by proxy at the meeting and will have no impact on the election of directors.

        If you hold your common stock in "street name" and you fail to instruct your broker or nominee as to how to vote your common stock, your broker or nominee may, in its discretion, vote your common stock "FOR" the election of the Board of Directors' nominee.

        Unless revoked, the shares of common stock represented by proxies will be voted in accordance with the instructions given thereon. In the absence of any instruction in the proxy, your shares of common stock will be voted "FOR" the election of the nominee for director set forth herein.

        A proxy for use at the meeting is enclosed. The proxy must be signed and dated by you or your authorized representative or agent. You may revoke a proxy at any time before it is exercised at the meeting either by submitting a written revocation or a duly executed proxy bearing a later date to the Secretary of Pacific Crest Capital or by voting in person at the meeting.

        The enclosed proxy confers discretionary authority with respect to any other proposals that properly may be brought before the meeting. As of the date hereof, management is not aware of any other matters to be presented for action at the meeting. However, if any other matters properly come before the meeting, the proxies solicited hereby will be voted by the proxyholders in accordance with the recommendations of the Board of Directors.

Beneficial Ownership of Principal SHAREholders and Management

        The following table sets forth the beneficial ownership of common stock as of the Record Date, March 14, 2003, by (1) each person known to Pacific Crest Capital to own more than 5% of the outstanding common stock, based on Schedules 13D, 13G, and 13F reports filed with the Securities and Exchange Commission (the "SEC"), (2) the directors and nominee for director of Pacific Crest Capital, (3) the Chief Executive Officer, the Chief Financial Officer, and the most highly compensated executive officers of Pacific Crest Capital, whose salary and bonus in 2002 exceeded $100,000 (the "Named Executives"), and (4) all directors and the Named Executives as a group:

Name and Address of Beneficial Owner(2)	Number of Shares Beneficially Owned(2)		Percent of Class(3)
David L. Babson & Company, Inc. One Memorial Drive Cambridge, MA 02142	452,000	(4)	9.31%
Dalton, Greiner, Hartman, Maher & Co. 565 Fifth Avenue, Suite 2101 New York, NY 10017	408,500	(5)	8.41%
Northhaven Management, Inc 200 Park Avenue, 9th Floor New York, NY 10166	378,875	(6)	7.80%
Wellington Management Company, LLP 75 State Street Boston, MA 02109	324,500	(7)	6.68%
Friedman, Billings, Ramsey Invt. Mgmt. 1001 19th Street North Arlington, VA 22209	266,200	(8)	5.48%
Gary Wehrle President, Chief Executive Officer and Chairman of the Board	442,222	(9)	8.82%
Martin J. Frank Director	54,481	(10)	1.12%
Richard S. Orfalea Director	26,645	(11)	*
Rudolph I. Estrada Director; Nominee	22,854	(12)	*
Steven J. Orlando Director	21,005	(13)	*
Gonzalo Fernandez Executive Vice President	110,012	(14)	2.22%
Lyle C. Lodwick Executive Vice President	103,442	(15)	2.10%
Robert J. Dennen Senior Vice President, Chief Financial Officer	47,220	(16)	*
All directors and the Named Executives, as a group (8 persons)	827,881	(17)	15.69%

*
Less than 1%.

(1)
The address for each of the directors and Named Executives of Pacific Crest Capital is in care of Pacific Crest Capital, Inc., 30343 Canwood Street, Agoura Hills, California 91301.

(2)
Except as otherwise noted and except as required by applicable community property laws, each person has sole voting and disposition powers with respect to the shares.

(3)
Shares that the person (or group) has the right to acquire within 60 days after the record date are deemed to be outstanding in calculating the percentage ownership of the person (or group), but are not deemed to be outstanding as to any other person (or group).

(4)
As reported in the Schedule 13G, dated February 6, 2003, filed by David L. Babson & Company Inc. with the SEC on February 6, 2003.

(5)
As reported in the Schedule 13G, dated January 27, 2003, filed by Dalton, Greiner, Hartman, Maher & Co. with the SEC on January 27, 2003.

(6)
As reported in the Schedule 13F, filed by Northhaven Management, Inc.

(7)
As reported in the Schedule 13G, dated February 14, 2003, filed by Wellington Management Company, LLP with the SEC on February 12, 2003.

(8)
As reported in the Schedule 13F, filed by Friedman Billings Ramsey Invt. Mgmt.

(9)
Includes 155,980 shares of common stock issuable upon exercise of stock options vested pursuant to Pacific Crest Capital's 1993 Equity Incentive Plan.

(10)
Includes 14,600 shares of common stock held by the I.E. Falk Exemption Equivalent Trust, of which Mr. Frank's wife is the trustee and as to which Mr. Frank disclaims beneficial ownership and 12,000 shares of common stock issuable upon exercise of stock options vested pursuant to Pacific Crest Capital's 1993 Equity Incentive Plan.

(11)
Includes 12,000 shares of common stock issuable upon exercise of stock options vested pursuant to Pacific Crest Capital's 1993 Equity Incentive Plan.

(12)
Includes 12,000 shares of common stock issuable upon exercise of stock options vested pursuant to Pacific Crest Capital's 1993 Equity Incentive Plan.

(13)
Includes 9,250 shares of common stock issuable upon exercise of stock options vested pursuant to Pacific Crest Capital's 1993 Equity Incentive Plan.

(14)
Includes 106,324 shares of common stock issuable upon exercise of stock options vested pursuant to Pacific Crest Capital's 1993 Equity Incentive Plan.

(15)
Includes 74,104 shares of common stock issuable upon exercise of stock options vested pursuant to Pacific Crest Capital's 1993 Equity Incentive Plan.

(16)
Includes 38,548 shares of common stock issuable upon exercise of stock options vested pursuant to Pacific Crest Capital's 1993 Equity Incentive Plan.

(17)
Includes 420,206 shares of common stock issuable upon exercise of stock options vested pursuant to Pacific Crest Capital's 1993 Equity Incentive Plan.

Section 16(a) Beneficial Ownership Reporting Compliance

        Under Section 16(a) of the Exchange Act, Pacific Crest Capital's directors, executive officers and any persons holding ten percent or more of the common stock are required to report their ownership of common stock and any changes in that ownership to the SEC and to furnish Pacific Crest Capital with copies of such reports. Specific due dates for these reports have been established, and Pacific Crest Capital is required to report in this Proxy Statement any failure to file on a timely basis by such persons. Based solely upon a review of copies of reports filed with the SEC during the fiscal year ended December 31, 2002, Pacific Crest Capital believes all persons subject to the reporting requirements of Section 16(a) filed all required reports on a timely basis.

ELECTION OF DIRECTOR

        Pacific Crest Capital's Certificate of Incorporation and Bylaws provide that, except as provided by the terms of any series of preferred stock or any other class of securities having a preference over the common stock, the number of directors shall be determined from time to time by the Board of Directors, but may not be less than five. The Board of Directors currently is composed of five members. The Bylaws further provide for the division of the directors of Pacific Crest Capital into three classes of approximately equal size. One member of Class I shall be elected to a three-year term at this annual meeting, two members of Class II shall be elected to a three-year term at the annual meeting of shareholders in 2004, and two members of Class III shall be elected to a three-year term at the annual meeting of shareholders in 2005.

        The director proposed for re-election at this annual meeting is Rudolph I. Estrada, who was elected to his present term in 2000. Mr. Estrada has indicated his willingness to serve, and unless otherwise instructed, proxies will be voted in such a way as to effect, if possible, the election of Mr. Estrada. In the event that he should be unable to serve as a director, it is intended that the proxies will be voted for the election of such substitute nominee, if any, as shall be designated by the Board of Directors. Management has no reason to believe that Mr. Estrada will be unavailable.

        None of the directors, the nominee for director, or executive officers were selected pursuant to any arrangement or understanding, other than with the directors and executive officers of Pacific Crest Capital acting within their capacities as such. There are no family relationships among directors or executive officers of Pacific Crest Capital. As of the date hereof, no directors of Pacific Crest Capital are directors or trustees of a company which has a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or subject to the requirements of Section 15(d) of the Exchange Act or any company registered as an investment company under the Investment Company Act of 1940, except Mr. Estrada, who is a trustee of Monarch Funds, a registered investment company. None of the directors, nominee for director, executive officers, affiliates, or shareholders owning five percent or more of Pacific Crest Capitals common stock, nor any associates of any of the foregoing, is a party to any legal proceeding or claim that is adverse to Pacific Crest Capital or Pacific Crest Bank.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR"
THE ELECTION OF THE BOARD OF DIRECTORS' NOMINEE.

Information Concerning Nominee and Directors

        The following table sets forth certain information with respect to the nominee for director and the current directors of Pacific Crest Capital. All directors of Pacific Crest Capital are also directors of Pacific Crest Bank. Officers will serve at the pleasure of the Board of Directors, subject to restrictions set forth in their employment agreements. See "EXECUTIVE COMPENSATION—Employment Agreements and Termination of Employment Arrangements."

Name	Age	Year First Appointed as Director	Principal Occupation or Employment and Occupation for the Past Five Years
Nominee for Election
Rudolph I. Estrada(1)	55	1993	Class I Director of Pacific Crest Capital. Mr. Estrada is President and CEO of Estradagy, business and banking advisors. He has over 20 years of commercial lending and banking experience. Mr. Estrada served as the former Los Angeles District Director of the U.S. Small Business Administration, was appointed by the President of the United States to serve on the White House Commission on Small Business and the White House Fellows Commission, and serves on several corporate and private Boards of Directors.
Continuing Directors
Steven J. Orlando(2)	51	1995	Class II Director of Pacific Crest Capital. Mr. Orlando is President and Director of RJN Enterprises, a privately held small venture fund in Sacramento, and runs a business consulting practice specializing in corporate finance. He also serves on the Board of POS Portal, Inc., a privately held company in Sacramento. Mr. Orlando is a Certified Public Accountant and has held numerous senior financial positions with major multinational corporations in the retail, distribution, and computer services industry.
Martin J. Frank(2)	66	1993
			Class II Director of Pacific Crest Capital. Mr. Frank was a Managing Director of Towers, Perrin, Forster & Crosby, a major international management consulting company, where he was employed for over 20 years before retiring and forming his own consulting practice in 1992. Mr. Frank is a former Board member and Vice Chairman of United Way of Greater Los Angeles.

Richard S. Orfalea (3)	61	1993	Class III Director of Pacific Crest Capital. Mr. Orfalea has over 20 years of experience with large financial institutions. He was formerly Executive Vice President of Kinko's, a major U.S. corporation in the business services sector. Kinko's was founded by Mr. Orfalea's family.
Gary Wehrle (3)	60	1993
			Class III Director of Pacific Crest Capital. Mr. Wehrle, Chairman of the Board, President and CEO of the Company, has served in senior management positions within financial institutions for the past 29 years, including 26 years with Pacific Crest Bank. He is a Director and Vice Chairman of the Board of the California Bankers Association and serves on its Executive Committee and Washington Legislative Committee. He has served three terms as President of the California Association of Industrial Banks and is a founding Director of Operation Hope, a group dedicated to economic education of inner city youth and financing availability in inner city neighborhoods.

(1)
Mr. Estrada's term of office expires at this 2003 annual meeting of shareholders. He is the nominee for re-election as director to serve until the 2006 annual meeting of shareholders.

(2)
Messrs. Orlando and Frank's terms of office expire at the 2004 annual meeting of shareholders.

(3)
Messrs. Orfalea and Wehrle's terms of office expire at the 2005 annual meeting of shareholders.

BOARD OF DIRECTORS AND COMMITTEES

        The Board of Directors met eight times during 2002. All of the persons who were directors of Pacific Crest Capital during 2002 attended at least 75% of (1) the total number of board meetings and (2) the total number of meetings held by all committees on which they served during 2002.

        The business of Pacific Crest Capital's Board of Directors is conducted through its meetings, as well as through meetings of its committees. Set forth below is a description of the primary committees, which include the Nominating and Governance Committee, the Audit Committee, the Compensation Committee, the Lending and Business Development Committee, and the SBA Lending and Business Development Committee.

        The charters of all of the Board committees require that (1) each committee consist of no fewer than three members of the Board, and (2) all members must be independent outside directors, as defined by Company's policy for determining independence and the National Association of Securities Dealers, Inc. listing standards. On April 9, 2003, the non-employee directors of the Board formally reviewed each member of the Board and determined that all Board members, except Mr. Wehrle, qualify as independent directors, as required under the various committee charters. Accordingly, Mr. Wehrle, as an employee director, is not a member of any Board committees.

Corporate Governance Guidelines

        The Board of Directors, in order to more precisely define the corporate governance standards of Pacific Crest Capital, has adopted a set of corporate governance guidelines for the directors. A copy of the corporate governance guidelines is included within this Proxy Statement as Exhibit A. These guidelines cover director qualifications and responsibilities, Board committees, director compensation, CEO evaluation and management succession, and annual performance self-evaluations of the Board. During 2002, the Board approved an expanded Code of Conduct for employees and directors, and approved a new specific Code of Conduct for financial officers.

Nominating and Governance Committee

        The Nominating and Governance Committee operates under a written charter adopted by the Board of Directors. A copy of the Nominating and Governance Committee charter is included within the Proxy Statement as Exhibit B. The Nominating and Governance Committee is appointed by the Board and is responsible to assist the Board by identifying individuals qualified to become Board members and to recommend to the Board the director nominees for the next annual meeting of shareholders.

        In addition, this Committee assists and advises the Board with recommendations on corporate governance guidelines applicable to the Company, leads the Board in its annual review of the board's performance, and recommends to the Board director nominees for each committee.

        Mr. Estrada serves as the Chairman of the Nominating and Governance Committee, with Mr. Frank, Mr. Orfalea, and Mr. Orlando serving as members. The Nominating and Governance Committee met twice during 2002.

Audit Committee

        The Audit Committee operates under a written charter adopted by the Board of Directors. A copy of the Audit Committee charter is included within this Proxy Statement as Exhibit C. The responsibilities of the Audit Committee are (1) to assist the Board in monitoring the integrity of the financial statements of the Company, (2) to review the independent auditor's qualifications and independence, (3) to review and monitor the performance of the Company's internal audit function and independent auditors, and (4) to review and monitor the compliance by the Company with legal and regulatory requirements.

        Mr. Orlando serves as Chairman of the Audit Committee, with Mr. Estrada, Mr. Frank, and Mr. Orfalea serving as members. The non-employee directors of the Board, excluding Mr. Orlando, has reviewed the qualifications and experience of Mr. Orlando, and has determined that he qualifies as a financial expert under the Company's current Audit Committee guideline requirements and Section 10A of the Securities Exchange Act of 1934, as amended by the Sarbanes Oxley Act of 2002. The Audit Committee met four times during 2002.

Compensation Committee

        The Compensation Committee operates under a written charter adopted by the Board of Directors. A copy of the Compensation Committee charter is included within this Proxy Statement as Exhibit D. The Compensation Committee determines the salary and bonus structure for Pacific Crest Capital's executive officers and oversees the compensation for Pacific Crest Capital's other officers and employees.

        In addition, this Committee determines appropriate awards under the Pacific Crest Capital, Inc. 2002 Equity Incentive Plan (the "2002 Equity Incentive Plan"), as well as the Pacific Crest Capital, Inc. 1993 Equity Incentive Plan (the "1993 Equity Incentive Plan"), and administers Pacific Crest Capital's retirement plan. The 1993 Equity Incentive Plan terminated December 31, 2002 and was replaced by the 2002 Equity Incentive Plan, which was approved by the Board of Directors and shareholders in 2002.

        Mr. Frank serves as the Chairman of the Compensation Committee with Mr. Estrada, Mr. Orfalea, and Mr. Orlando serving as members. The Compensation Committee met three times during 2002.

Lending and Business Development Committee

        The Lending and Business Development Committee operates under a written charter adopted by the Board of Directors. A copy of the Lending and Business Development Committee charter is included within this Proxy Statement as Exhibit E. The Lending and Business Development Committee has the responsibility to monitor Pacific Crest Bank's lending and business development goals and operational plans, including the Bank's marketing growth and focus. This Committee monitors the Bank's progress within these areas, and the Bank's actual achievements of its goals and plans.

        Mr. Orfalea serves as the Chairman of the Lending and Business Development Committee with Mr. Estrada, Mr. Frank, and Mr. Orlando serving as members. The Lending and Business Development Committee met four times during 2002.

SBA Lending and Business Development Committee

        The SBA Lending and Business Development Committee operates under a written charter adopted by the Board of Directors. A copy of the SBA Lending and Business Development Committee charter is included within this Proxy Statement as Exhibit F. The SBA Lending and Business Development Committee has the responsibility to monitor Pacific Crest Bank's SBA lending and business development goals, operational plans, and marketing growth and focus. This Committee monitors the programs of the Bank in these areas, comparing actual achievements to its strategic goals and operational plans. Mr. Estrada serves as the Chairman of the SBA Lending and Business Development Committee with Mr. Frank, Mr. Orfalea, and Mr. Orlando serving as members. The SBA Lending and Business Development Committee met four times during 2002.

AUDIT COMMITTEE REPORT

        The following Audit Committee Report does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Pacific Crest Capital filings under the Securities Act of 1933 (the "Securities Act") or under the Exchange Act, except to the extent that Pacific Crest Capital specifically incorporates this report by reference.

        The Audit Committee reports to the Board of Directors and is responsible for overseeing and monitoring financial accounting and reporting, the system of internal controls established by management, and the audit process of Pacific Crest Capital.

        The Audit Committee charter adopted by the Board sets out the responsibilities, authority, and specific duties of the Audit Committee.

        Pursuant to the charter, the Audit Committee has the following responsibilities:

  •
  To review the audited financial statements of the Company and to discuss with    management and the independent auditors the quality of the Company's accounting principles, as applied to its financial reporting;

  •
  To review the adequacy of internal control systems and financial reporting procedures with management, the independent auditors, and the internal auditors; and

  •
  To review the general scope of the annual audit and the fees charged by the independent auditors and any third party internal auditors.

        In discharging its oversight responsibility, the Audit Committee has met and held discussions with management and Deloitte & Touche LLP, the independent auditors for Pacific Crest Capital. Management represented to the Audit Committee that all of the Company's consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent auditors. The Audit Committee discussed with the independent auditors' matters required to be discussed by Statement on Auditing Standards No. 61, Communications with Audit Committees.

        The Audit Committee also obtained from the independent auditors a formal written statement describing all relationships between Pacific Crest Capital and the auditors that bear on the auditors' independence, consistent with Independence Standards Board Standard No. 1, Independence Discussions with Audit Committee. The Audit Committee discussed with the independent auditors any relationship that may impact the auditors' objectivity and independence and satisfied itself as to the auditors' independence.

        Based on these discussions and reviews, the Audit Committee recommended that the Board of Directors approve the inclusion of the Company's audited consolidated financial statements in the Company's Annual Report on Form 10-K for the year ended December 31, 2002, for filing with the Securities and Exchange Commission (the "SEC").

        Respectfully submitted by the members of the Audit Committee of the Board of Directors:

Steven J. Orlando (Chairman)	Martin J. Frank
Rudolph I. Estrada	Richard S. Orfalea

INDEPENDENT AUDITORS FEES

        Deloitte & Touche LLP performed audit services for Pacific Crest Capital during 2002, which consisted of examining the financial statements of Pacific Crest Capital and providing assistance and consultation in connection with SEC filings. All professional services rendered by Deloitte & Touche LLP during 2002 were furnished at customary rates and terms, as further set forth below.

        The following table sets forth the aggregate fees that Pacific Crest Capital incurred for audit and non-audit services provided by Deloitte & Touche LLP during 2002. The table lists audit fees, financial information systems design and implementation fees, tax preparation and service fees, and other fees.

December 31, 2002
Audit Fees	$123,250
Financial Information Systems Design and Implementation Fees	$—
Tax Preparation and Service Fees	$37,615
Other Fees	$—

Audit Fees

        The audit fees include only fees that are customary under generally accepted auditing standards and represent the aggregate fees that Pacific Crest Capital incurred for professional services rendered during 2002 for (1) the audit of Pacific Crest Capital's annual financial statements included in the Company's Annual Report on Form 10-K, and (2) the reviews of Pacific Crest Capital's financial statements included in the Company's Quarterly Reports on Form 10-Q.

Other Fees

        Pacific Crest Capital incurred no other fees for services rendered by Deloitte and Touche, LLP other than those services covered in the above table.

COMPENSATION COMMITTEE REPORT

        The Compensation Committee of the Board of Directors establishes the general policies regarding compensation for Pacific Crest Capital and Pacific Crest Bank, adopts and amends employee compensation plans, and approves specific compensation levels for executive officers, including the Named Executives. Set forth below is the report of the Compensation Committee addressing Pacific Crest Capital's compensation policies for 2002 applicable to Pacific Crest Capital's executives, including the Named Executives.

        The Compensation Committee Report on Executive Compensation shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act or under the Exchange Act, except to the extent that Pacific Crest Capital specifically incorporates this report by reference, and shall not otherwise be deemed filed under such Acts.

Executive Compensation Programs

        Pacific Crest Capital's compensation programs reflect the philosophy that executive compensation levels should be linked to Pacific Crest Capital's performance, yet be competitive and consistent with compensation provided to others holding positions of similar responsibility in the banking and financial services industry. Pacific Crest Capital's compensation plans are designed to assist Pacific Crest Capital in attracting and retaining qualified employees critical to Pacific Crest Capital's long-term success, while providing strong incentives for employees to perform to their fullest abilities to increase profitability and maximize shareholder value.

  Salary and Bonus Compensation

        Pacific Crest Capital pays cash salaries to its executive officers that it believes are competitive with salaries paid to executives of other companies in the financial services industry, based upon the individual's experience, performance, and responsibilities, as well as past and potential contributions to Pacific Crest Capital.

        The base salary of Pacific Crest Capital's Chief Executive Officer was determined primarily on the terms of his Employment Agreement dated January 1, 2000. Mr. Wehrle's agreement automatically renews every day for a three-year period. Thus, while this feature is in effect, the remaining term of his employment shall always be exactly three years. The agreement sets Mr. Wehrle's base rate at no less than $304,500 for the calendar year ended December 31, 2000, and provides that in subsequent years, the base rate should be no less than $304,500, with increases, if any, to be made at the sole discretion of the Board of Directors based upon Pacific Crest Capital's performance, Mr. Wehrle's job performance, and the competitive salary levels for chief executive officers of financial institutions of similar size and diversity. In evaluating Mr. Wehrle's performance for 2002, the Compensation Committee considered primarily (1) the economy in Pacific Crest Capital's market area, (2) the asset quality of Pacific Crest Bank, (3) the growth in Pacific Crest Capital's profitability, as reflected by the Company's growth in earnings per share compared with the preceding year and the expected growth in earnings per share over the next year, and (4) the development of the staff and organization under Mr. Wehrle's direction. For the year ended December 31, 2002, the Committee placed the greatest emphasis on the growth in the Company's earnings per share, and weighted the other factors based on their relative importance to current and future profitability and maximizing shareholder value.

        Based on the continued strong performance in the asset quality of the Company, as well as other significant progress made by the Company, the Committee awarded Mr. Wehrle a grant of 10,000 stock options in 2002.

  Stock-Based Compensation

        Pacific Crest Capital believes that (1) stock ownership by employees, including the Named Executives, provides valuable long-term incentives for such persons, who will benefit as the common stock price increases, and (2) stock-based performance compensation arrangements are beneficial in aligning employees' and shareholders' interests. To facilitate these objectives, Pacific Crest Capital adopted the 2002 Equity Incentive Plan and the 1993 Equity Incentive Plan. The 1993 Equity Incentive Plan terminated December 31, 2002 and was replaced by the 2002 Equity Incentive Plan.

        Through both the 2002 Equity Incentive Plan and the 1993 Equity Incentive Plan (the "Equity Incentive Plans"), stock options have been granted to employees, including Pacific Crest Capital's executive officers. See "EXECUTIVE COMPENSATION—Stock Option Grants." Non-employee directors were eligible to participate in the Equity Incentive Plans, pursuant to the formula provisions thereof. The Compensation Committee administered the Equity Incentive Plans during 2002.

        In making its determination with respect to stock option grants during 2002, the Compensation Committee took into account (1) stock option grants made to executive officers in prior years, (2) the remaining number of shares reserved for grant under the Equity Incentive Plans, and (3) the level of performance and responsibility of each individual.

  Other Compensation

        Messrs. Wehrle, Fernandez, Lodwick, and Dennen participate in Pacific Crest Capital's broad-based employee benefit plans, such as medical, supplemental disability, and term life insurance. In addition, Messrs. Wehrle, Fernandez, and Lodwick participate in Pacific Crest Capital's Supplemental Executive Retirement Plan. See "EXECUTIVE COMPENSATION—Executive Retirement Plan."

        Pacific Crest Capital provides $250,000 term life insurance policies for Messrs. Fernandez and Lodwick under Pacific Crest Capital's term life insurance plan. Mr. Wehrle participates in a Split Dollar Life Insurance Plan. The Split Dollar Life Insurance Agreement provides death benefits to both Mr. Wehrle and the Company as beneficiaries. The Company's death benefits under this policy are equal to the cumulative insurance premiums paid by the Company. Mr. Wehrle paid annual insurance premiums from the initiation of the policy up through 1999. In 2002, Mr. Wehrle paid the annual insurance premiums under the policy that had been paid by the Company in prior years.

        Respectfully submitted by the members of the Compensation Committee of the Board of Directors:

Martin J. Frank (Chairman)	Richard S. Orfalea
Rudolph I. Estrada	Steven J. Orlando

DIRECTOR COMPENSATION

        Pacific Crest Capital and the Bank pay fees to its non-employee directors for serving on the Board of Directors and for serving as committee chairs. Neither Pacific Crest Capital nor the Bank pays directors who are also executive officers. All Directors of Pacific Crest Capital serve as Directors of the Bank. In addition, non-employee directors of Pacific Crest Capital have received annual grants of stock options to acquire shares of common stock under the Equity Incentive Plans.

        In 2002, each non-employee director was paid a combined retainer of $26,000 per annum for serving as a member of Pacific Crest Capital and the Bank's Board of Directors. Pursuant to the 1996 Non-Employee Directors' Stock Plan, non-employee directors may elect to receive all or a portion of their directors' fees in shares of Pacific Crest Capital common stock. During 2002, all of the non-employee directors elected to receive 50% of their directors' fees in shares of common stock. During 2002, each non-employee director was awarded a non-qualified stock option grant of 2,000 shares of Pacific Crest Capital common stock.

EXECUTIVE OFFICERS

        The following individuals are executive officers of the Company. There are no family relationships between any of the officers. All of the Company's officers hold their respective offices at the pleasure of the Board of Directors, subject to the rights, if any, of an officer under any contract of employment.

Gary Wehrle—Chairman of the Board, President, and Chief Executive Officer—Age 60

  Mr. Wehrle has served as Chairman of the Board of Pacific Crest Capital since October 20, 1993, and President and Chief Executive Officer of Pacific Crest Capital since September 10, 1993. Mr. Wehrle also has served as President and Chief Executive Officer of the Bank since 1984. Mr. Wehrle was an officer of the Foothill Group from 1977 through 1993 and served as Executive Vice President of the Foothill Group, Inc. from 1980 to 1993.

Robert J. Dennen—Senior Vice President, Chief Financial Officer, and Secretary—Age 50

  Mr. Dennen has served as Senior Vice President, Chief Financial Officer and Secretary of Pacific Crest since January 1, 1999 and prior to that, served as Vice President and Chief Financial Officer of Pacific Crest Capital from 1993 to 1999. Mr. Dennen also has served as Senior Vice President and Chief Financial Officer of the Bank since January 1, 1999 and prior to that, served as Vice President and Chief Financial Officer of the Bank from 1993 to 1999. Prior to that, he served as Vice President and Controller/Treasurer of the Bank from 1986 to 1993.

Gonzalo Fernandez—Executive Vice President—Age 60

  Mr. Fernandez has served as Executive Vice President of Pacific Crest Capital since June 20, 1994. Mr. Fernandez also has served as Executive Vice President of the Bank since June 20, 1994. From May 1988 to June 1994, he served as Senior Vice President of City National Bank.

Lyle C. Lodwick—Executive Vice President—Age 49

  Mr. Lodwick has served as Executive Vice President of Pacific Crest Capital since September 10, 1993. Mr. Lodwick also has served as Executive Vice President of the Bank since 1992 and, prior to that, served as Senior Vice President of the Bank from 1988 to 1992.

EXECUTIVE COMPENSATION

Cash and Certain Other Compensation

        The following table sets forth certain summary information concerning compensation paid or accrued on behalf of the Named Executives (determined as of the end of the last fiscal year) for each of the years ended December 31, 2002, 2001, and 2000 of Pacific Crest Capital and Pacific Crest Bank.

Summary Compensation Table

Long-Term Compensation
Annual Compensation
Securities Underlying Stock options/ SARs (#)
Name and Principal Position	Year	Salary ($)	Bonus ($)	Other Annual Compensation ($)(1)		All Other Compensation ($)
GARY WEHRLE President and Chief Executive Officer	2002 2001 2000	325,000 315,000 304,500	179,312 — 125,000	12,000 12,000 12,000	10,000 6,000 7,000	14,370(2) 12,895(3) 13,369(4)
GONZALO FERNANDEZ Executive Vice President	2002 2001 2000	198,000 194,000 185,040	85,000 — 65,700	12,000 12,000 12,000	6,000 4,000 5,000	14,235(5) 13,435(6) 13,156(7)
LYLE C. LODWICK Executive Vice President	2002 2001 2000	198,000 190,000 175,080	85,000 — 65,700	12,000 12,000 12,000	6,000 4,000 5,000	12,268(8) 11,662(9) 11,545(10)
ROBERT J. DENNEN Senior Vice President	2002 2001 2000	113,000 110,000 105,000	15,000 — 25,000	6,000 6,000 6,000	2,000 2,000 3,000	10,560(11) 10,698(12) 10,684(13)

(1)
Represents an automobile allowance received by the Named Executive in the amount indicated.

(2)
Includes $11,000 employer contribution to the 401(k) Plan, $3,370 in imputed life insurance premiums.

(3)
Includes $10,500 employer contribution to the 401(k) Plan, $2,120 in imputed life insurance premiums, and $275 for income tax preparation fee.

(4)
Includes $10,500 employer contribution to the 401(k) Plan, $2,019 in imputed life insurance premiums, and $850 for income tax preparation fee.

(5)
Includes $11,000 employer contribution to the 401(k) Plan, $1,253 in imputed life insurance premiums, and $1,982 premium for life insurance.

(6)
Includes $10,500 employer contribution to the 401(k) Plan, $1,195 in imputed life insurance premiums, and $1,740 premium for life insurance.

(7)
Includes $10,500 employer contribution to the 401(k) Plan, $1,126 in imputed life insurance premiums and $1,530 premium for life insurance.

(8)
Includes $11,000 employer contribution to the 401(k) Plan, $428 in imputed life insurance premiums and $840 premium for life insurance.

(9)
Includes $10,500 employer contribution to the 401(k) Plan, $394 in imputed life insurance premiums and $768 premium for life insurance.

(10)
Includes $10,500 employer contribution to the 401(k) Plan, $352 in imputed life insurance premiums and $693 premium for life insurance.

(11)
Includes $10,240 employer contribution to the 401(k) Plan and $320 in imputed life insurance premiums.

(12)
Includes $10,500 employer contribution to the 401(k) Plan and $198 in imputed life insurance premiums.

(13)
Includes $10,500 employer contribution to the 401(k) Plan and $184 in imputed life insurance premiums.

Stock Option Grants

        The following stock options were granted during 2002 to the Named Executives pursuant to the 1993 Equity Incentive Plan:

Individual Stock Option/SAR Grants in 2002

	Number of Securities Underlying Options/SARs Granted (#)(1)	Percent of Total Options/SARs Granted to Employees in FY 2002			Potential Realizable Value At Assumed Rates of Stock Price Appreciation(2)
Name			Exercise or Base Price ($/Sh)
				Expiration Date	5%	10%
Gary Wehrle	10,000	9.47%	$10.98	02/01/2012	$69,021	$174,913
Gonzalo Fernandez	6,000	5.68%	10.98	02/01/2012	41,413	104,948
Lyle C. Lodwick	6,000	5.68%	10.98	02/01/2012	41,413	104,948
Robert J. Dennen	2,000	1.89%	10.98	02/01/2012	13,804	34,983

(1)
The listed stock options were granted pursuant to the Company's 1993 Equity Incentive Plan. No stock options were granted under the 2002 Equity Incentive Plan during 2002. The stock options become exercisable in three annual installments of 33 1/3% on each of the second, third and fourth anniversary dates of the grant. The stock options may be exercised at any time prior to their expiration by tendering the exercise price in cash, check or in shares of stock valued at fair market value on the date of exercise. In the event of a change in control (as defined in the 1993 Equity Incentive Plan) involving Pacific Crest Capital, the stock options will become exercisable in full. The stock options may be amended by mutual agreement of the optionee and Pacific Crest Capital.

(2)
The Potential Realizable Value is the product of (a) the difference between (i) the closing average market price per share at the grant date and the sum of (A) 1 plus (B) the assumed rate of appreciation of the common stock compounded annually over the term of the stock option and (ii) the per share exercise price of the stock option and (b) the number of shares of common stock underlying the option on the date of the grant. These amounts represent certain assumed rates of appreciation only. Actual gains, if any, on stock option exercises are dependent on a variety of factors, including market conditions and the price performance of the common stock. There can be no assurance that the rate of appreciation presented in this table can be achieved.

Stock Option Exercises and Holdings

        The following table provides information with respect to the Named Executives concerning the exercise of stock options during the year ended December 31, 2002 and unexercised stock options held by the Named Executives as of December 31, 2002.

Aggregated Stock Option/SAR Exercises in 2002
and Year-End Stock Option/SAR Values

			Number of Securities Underlying Unexercised Options/SARs at 12/31/02 (#)		Value of Unexercised In-the-Money Options/SARs at 12/31/02 ($)(1)
	Shares Acquired on Exercise (#)
Name		Value Realized ($)
			Exercisable	Unexercisable	Exercisable	Unexercisable
Gary Wehrle	10,000	128,000	144,650	34,010	1,614,495	252,458
Gonzalo Fernandez	—	—	97,992	23,008	1,103,019	174,206
Lyle C. Lodwick	11,110	122,210	76,882	23,008	841,029	174,206
Robert J. Dennen	—	—	33,548	11,672	351,718	93,181

(1)
Value of unexercised "in-the-money" stock options is the difference between the market price of the common stock on December 31, 2002 ($15.80 per share) and the exercise price of the stock option, multiplied by the number of shares subject to the stock option.

Executive Retirement Plan

        Pacific Crest Capital maintains a Supplemental Executive Retirement Plan (the "Executive Retirement Plan") for certain members of the Company's executive management. At December 31, 2002, three of the Named Executives, Gary Wehrle, Gonzalo Fernandez, and Lyle C. Lodwick, participated in the Executive Retirement Plan.

        The following table shows the estimated annual retirement benefits that would be payable to the three Named Executives set forth above under the Executive Retirement Plan on their Normal Retirement Date (as defined in the Executive Retirement Plan) on a straight life annuity basis, before any applicable offset for Social Security benefits or matching 401(k) contributions made under the Pacific Crest Capital Retirement Plan (the "401(k) Plan") on the participant's behalf. Offsets for social security and 401(k) matching contributions made under the 401(k) Plan may be substantial.

	Years of Service at Retirement Annual Compensation
Average Annual Eligible Compensation
	15	20	25	30
$200,000	$60,000	$80,000	$100,000	$120,000
$250,000	$75,000	$100,000	$125,000	$150,000
$300,000	$90,000	$120,000	$150,000	$180,000
$350,000	$105,000	$140,000	$175,000	$210,000

        The credited years of service as of December 31, 2002 for Messrs. Wehrle, Fernandez, and Lodwick were 25, 9, and 17, respectively.

Employment Agreements and Termination of Employment Arrangements

        Pacific Crest Capital has entered into employment agreements with Messrs. Wehrle, Fernandez, Lodwick, and Dennen. Mr. Wehrle entered into a new employment agreement effective as of January 1, 2000, which superseded and terminated his previous employment agreement dated December 23, 1993. Beginning on January 1, 2000, the agreement automatically renews every day for a three-year period. Thus, while this feature is in effect, the remaining term of his employment shall always be exactly three years. If Mr. Wehrle resigns or is terminated under certain circumstances, the employment agreement automatically converts to a two-year consulting agreement upon such termination. Under the consulting agreement, Mr. Wehrle agrees to provide up to six days of service each month to Pacific Crest Capital during the first year of the consulting agreement and up to five days of service each month to Pacific Crest Capital during the second year of the consulting agreement. Mr. Wehrle will not compete directly with Pacific Crest Capital while the consulting agreement is in effect.

        The employment agreements for Messrs. Fernandez, Lodwick, and Dennen were for initial two-year terms. The term for each of these employment agreements is automatically extended on each anniversary of their respective agreement to cover successive one-year periods, unless Pacific Crest Capital or the employee gives written notice of an intent to terminate the employment agreement.

        All of the employment agreements for the Named Executives, including Mr. Wehrle's, provide for automatic extension of the term of employment upon the occurrence of a corporate change, as defined in each such employment agreement. Pacific Crest Capital retains the right to terminate each employment relationship in the event of an employee's physical or mental disability that would render him or her unable to perform under the agreement for any period of 120 consecutive days or for an aggregate period of 120 or more days during any 12-month period. In the event of termination due to disability, an employee will be entitled to receive as disability compensation the remainder of his or her then annual salary for the remaining term of the agreement, payable not less frequently than monthly. In the event of death, an employee's personal representative will be entitled to receive as death benefit, in addition to any other payments which the employee may be entitled to receive under any of Pacific Crest Capital's benefit plans, payment of one year's salary at the rate which would have been payable to the employee at the time of his or her death, payable not less frequently than monthly.

        Pacific Crest Capital has the unrestricted right to terminate each employee for cause, which shall be determined at Pacific Crest Capital's sole discretion. In addition, Pacific Crest Capital's 2002 Equity Incentive Plan, 1993 Equity Incentive Plan, and Supplemental Executive Retirement Plan each contain provisions for the accelerated vesting of benefits under such plans upon a change in control of Pacific Crest Capital. For such purposes, a "change of control" is deemed to occur when (1) any person becomes the beneficial owner of a number of shares of Pacific Crest Capital with respect to which 20% or more of the total number of votes for the election of the Board of Directors of Pacific Crest Capital may be cast; (2) in connection with any cash tender offer, exchange offer, merger or other business combination, sale of assets or contested election, the persons who were directors of Pacific Crest Capital just prior to such event cease to constitute a majority of the Board of Directors of Pacific Crest Capital; (3) the shareholders of Pacific Crest Capital approve an agreement in which Pacific Crest Capital ceases to be an independent publicly owned corporation or for a sale of substantially all of the assets of Pacific Crest Capital; or (4) at the discretion of the Board of Directors, when a tender offer or exchange offer is made for shares of Pacific Crest Capital's common stock and shares of common stock are acquired thereunder.

PERFORMANCE GRAPH

        The following graph as presented below compares the yearly percentage change in Pacific Crest Capital's cumulative total shareholder return on common stock with (1) the cumulative total return of the Russel 2000 market index, and (2) the cumulative total return of Pacific Crest Capital's two selected peer groups over the period December 31, 1997 through December 31, 2002. The graph assumes an initial investment of $100 and reinvestment of dividends This graph is not necessarily indicative of future price performance.

        The following graph shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act or under the Exchange Act, except to the extent that Pacific Crest Capital specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

Comparison of Five-Year Cumulative Total Return Among
Russell 2000 U.S. Companies;
Current Selected Peer Groups;(1)
and Pacific Crest Capital, Inc.

	Period Ending
Index
	12/31/97	12/31/98	12/31/99	12/31/00	12/31/01	12/31/02
Pacific Crest Capital, Inc.	100.00	81.09	72.61	82.17	122.31	185.94
Russell 2000	100.00	97.45	118.17	114.60	117.45	93.39
SNL $500M-$1B Bank Index	100.00	98.32	91.02	87.12	113.02	144.30
SNL $500M-$1B Thrift Index	100.00	91.74	75.00	85.58	120.07	168.21

(1)
The Company has selected two separate peer groups to which to compare its stock price. The first peer group, "SNL $500M—$1B Bank Index", consists of publicly traded U.S. banks whose total assets are between $500 million and $1 billion. The second peer group, "SNL $500M—$1B Thrift Index", consists of publicly traded U.S. savings and loans (thrifts) whose total assets are between $500 million and $1 billion.

EQUITY COMPENSATION PLAN INFORMATION

        The following table summarizes information as of December 31, 2002 relating to equity compensation plans of the Company pursuant to which grants of stock options, restricted stock, or other rights to acquire shares may be granted. All equity compensation plans of the Company have been approved by the security holders of the Company.

Plan category	Number of securities to be issued upon exercise of outstanding options	Weighted-average exercise price of outstanding stock options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)
1993 Equity Incentive Plan	889,554	$6.23	None
2002 Equity Incentive Plan	None	None	1,000,000
Total	889,554	$6.23	1,000,000

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Compensation Committee Interlocks and Insider Participation

        No person who served as a member of the Compensation Committee during 2002 is, or ever has been, an officer or employee of Pacific Crest Capital or any of its subsidiaries.

Certain Transactions

        None of the directors or executive officers of Pacific Crest Capital or any subsidiary thereof, or any associates or affiliates of any of them, is or has been indebted to Pacific Crest Capital at any time since the beginning of Pacific Crest Capital's last completed fiscal year, and there are no outstanding loans to any directors or officers of Pacific Crest Capital. Except for the stock plans described above, none of the directors or executive officers of Pacific Crest Capital, or any associate or affiliate of such person, had any other material interest, direct or indirect, in any transaction during the past year or any proposed transaction with Pacific Crest Capital.

PROPOSALS OF SHAREHOLDERS

        Proposals of shareholders intended to be included in the proxy materials for the 2004 annual meeting of shareholders must be received by the Secretary of Pacific Crest Capital, 30343 Canwood Street, Agoura Hills, California 91301, by December 21, 2003. In addition, in the event that a shareholder proposal is not submitted to Pacific Crest Capital prior to March 27, 2004, the proxy to be solicited by the Board of Directors for the 2004 annual meeting will confer authority on the holders of the proxy to vote the shares in accordance with their best judgment and discretion if the proposal is presented at the 2004 annual meeting without any discussion of the proposal in the proxy statement for such meeting.

        Under Rule 14a-8 adopted by the SEC under the Exchange Act, proposals of shareholders must conform to certain requirements as to form and may be omitted from the proxy statement and proxy under certain circumstances. In order to avoid unnecessary expenditures of time and money by shareholders and Pacific Crest Capital, shareholders are urged to review this rule and, if questions arise, to consult legal counsel prior to submitting a proposal to Pacific Crest Capital.

ANNUAL REPORTS

        Pacific Crest Capital's 2002 Annual Report on Form 10-K and Annual Report to shareholders for the fiscal year ended December 31, 2002 accompany this Proxy Statement. The Annual Report on Form 10-K contains audited consolidated financial statements of Pacific Crest Capital and its subsidiaries and the report thereon of Deloitte & Touche LLP, Pacific Crest Capital's independent auditors.

        Representatives of Deloitte & Touche LLP will be present at the meeting to respond to appropriate questions and to comment on Pacific Crest Capital's consolidated financial statements.

OTHER BUSINESS

        Management knows of no business that will be presented for consideration at the meeting other than as stated in the notice of meeting. If other matters are properly brought before the meeting, however, it is the intention of the proxyholders to vote the shares represented thereby on such matters in accordance with the recommendation of the Board of Directors and authority to do so is included in the proxy.

PACIFIC CREST CAPITAL, INC.
ROBERT J. DENNEN Senior Vice President, Chief Financial Officer, and Secretary

Agoura Hills, California
April 9, 2003

EXHIBIT A

PACIFIC CREST CAPITAL, INC.
CORPORATE GOVERNANCE GUIDELINES

1.    Director Qualifications

        The Board will have a majority of directors who meet the criteria for independence required by the NASDAQ Exchange. The Nominating and Governance Committee is responsible for reviewing with the Board, on an annual basis, the requisite skills and characteristics of new Board members as well as the composition of the Board as a whole. This assessment will include members' qualification as independent, as well as consideration of diversity, age, skills, and experience in the context of the needs of the Board. Nominees for directorship will be selected by the Nominating and Governance Committee in accordance with the policies and principles in its charter. The invitation to join the Board should be extended by the Board itself, by the Chairman of the Nominating and Governance Committee and the Chairman of the Board.

        The Nominating and Governance Committee will review each director's continuation on the Board every three years. This will allow each director the opportunity to conveniently confirm his or her desire to continue as a member of the Board.

2.    Director Responsibilities

        The basic responsibility of the directors is to exercise their business judgment to act in what they reasonable believe to be in the best interests of the Company and its shareholders. The directors shall also be entitled to have the Company purchase reasonable directors' and officers' liability insurance on their behalf, to the benefits of indemnification to the fullest extent permitted by law and the Company's charter, by-laws and any indemnification agreements, and to exculpation as provided by state law and the Company's charter.

        Directors are expected to attend Board meetings and meetings of committees on which they serve, and to spend the time needed and meet as frequently as necessary to properly discharge their responsibilities. Information and data that are important to the Board's understanding of the business to be conducted at a Board or committee meeting should generally be distributed in writing to the directors before the meeting, and directors should review these materials in advance of the meeting.

        The Chairman will establish the agenda for each Board meeting and the committee chairman will set the agenda for their respective committees. At the beginning of the year, the Chairman of the Board and each committee chairman will establish a schedule of agenda subjects to be discussed during the year (to the degree this can be foreseen). Each Board member is free to suggest the inclusion of items on the agenda. Each Board member is free to raise at any Board meeting subjects that are not on the agenda for that meeting. The Board will review the Company's long-term strategic plans and the principal issues that the Company will face in the future during at least one Board meeting each year.

        The non-management directors will meet in executive session at least quarterly. The director who presides at these meetings will be chosen by the non-management directors, and his name will be disclosed in the annual proxy statement.

3.    Board Committees

        The Board will have at all times an Audit Committee, a Compensation Committee and a Nominating and Governance Committee. All of the members of these committees will be independent directors under the criteria established by the applicable exchanges. Committee members will be appointed by the Board upon recommendation of the Nominating and Governance Committee with consideration of the desires of individual directors.

        Each committee will have its own charter. The charters will set forth the purposes, goals and responsibilities of the committees as well as qualifications for committee membership, procedures for committee member appointment and removal, committee structure and operations and committee reporting to the Board. The charters will also provide that each committee will annually evaluate its performance.

        The Chairman of each committee, in consultation with the committee members, will determine the frequency and length of the committee meetings consistent with any requirements set forth in the committee's charter. The Chairman of each committee, in consultation with the appropriate members of the committee and management, will develop the committee's agenda. At the beginning of the year, each committee will establish a schedule of agenda subjects to be discussed during the year (to the degree these can be foreseen). The schedule for each committee will be furnished to all directors.

        The Board and each committee have the power to hire independent legal, financial or other advisors as they may deem necessary, without the necessity of consulting or obtaining the approval of any officer of the Company in advance.

        The Board may, from time to time, establish or maintain additional committees as necessary or appropriate.

4.    Director Access to Officers and Employees

        Directors have full and free access to officers and employees of the Company. Any meetings or contacts that a director wishes to initiate may be arranged through the CEO or the Secretary or directly by the director. The directors will use their judgment to ensure that any such contact is not disruptive to the business operations of the Company and will, to the extent not inappropriate, copy the CEO on any written communications between a director and an officer or employee of the Company.

        The Board welcomes regular attendance at each Board meeting of senior officers of the Company. If the CEO wishes to have additional Company personnel attendees on a regular basis, this suggestion should be brought to the Board for approval.

5.    Director Compensation

        The form and amount of outside director compensation will be determined by the Compensation Committee in accordance with the policies and principles set forth in its charter, and the Compensation Committee will conduct an annual review of outside director compensation. The Compensation Committee will consider that directors' independence may be jeopardized if director compensation and perquisites exceed customary levels, if the Company makes substantial charitable contributions to organizations with which a director is affiliated, or if the Company enters into consulting contracts with (or provides other indirect forms of compensation to) a director or an organization with which the director is affiliated.

6.    Director Orientation and Continuing Education

        All new directors must participate in the Company's Orientation Program, which should be conducted within two months of the annual meeting at which new directors are elected. This orientation will include presentations by senior management to familiarize new directors with the Company's strategic plans, its significant financial, accounting and risk management issues, its compliance programs, its Code of Business Conduct and Ethics, its principal officers, and its internal and independent auditors. In addition, the Orientation Program will include visits to Company headquarters and, to the extent practical, certain of the Company's significant facilities. All other directors are also invited to attend the Orientation Program.

7.    CEO Evaluation and Management Succession

        The Compensation Committee will conduct an annual review of the CEO's performance, as set forth in its charter. The Board of Directors will review the Compensation Committee's report in order to ensure that the CEO is providing the best leadership for the Company in the long- and short-term.

        The Nominating and Governance Committee should make an annual report to the Board on succession planning. The entire Board will work with the Nominating and Governance Committee to nominate and evaluate potential successors to the CEO. The CEO should at all times make available his or her recommendations and evaluations of potential successors, along with a review of any development plans recommended for such individuals and review with the Board annually plans for interim management of the Company in the event the CEO is disabled or otherwise unable to fulfill his or her duties.

8.    Annual Performance Evaluation

        The Board of Directors will conduct an annual self-evaluation to determine whether it and its committees are functioning effectively. The Nominating and Governance Committee will receive comments from all directors and report annually to the Board with an assessment of the Board's performance. This will be discussed with the full Board following the end of each fiscal year. The assessment will focus on the Board's contribution to the Company and specifically focus on areas in which the Board or management believes that the Board could improve.

EXHIBIT B

PACIFIC CREST CAPITAL, INC.
NOMINATING AND GOVERNANCE COMMITTEE CHARTER

Purpose

        The Nominating and Governance Committee is appointed by the Board (1) to assist the Board by identifying individuals qualified to become Board members, and to recommend to the Board the director nominees for the next annual meeting of shareholders; (2) to recommend to the Board the corporate governance guidelines applicable to the Company; (3) to lead the Board in its annual review of the Board's performance (a report will be distributed annually); and (4) to recommend to the Board director nominees for each committee.

Committee Membership

        The Nominating and Governance Committee shall consist of no fewer than three members. The members of the Nominating and Governance Committee shall be independent outside directors only, as defined by applicable exchange listing standards.

        The members of the Nominating and Governance Committee shall be appointed and replaced by the Board.

Committee Authority and Responsibilities

1.
The Nominating and Governance Committee shall have the sole authority to retain and terminate any search firm to be used to identify director candidates and shall have sole authority to approve the search firm's fees and other retention terms. The Nominating and Governance Committee shall also have authority to obtain advice and assistance from internal or external legal, accounting or other advisors.

2.
The Nominating and Governance Committee shall actively seek individuals qualified to become board members for recommendation to the Board.

3.
The Nominating and Governance Committee shall receive comments from all directors and report annually to the Board with an assessment of the Board's performance, to be discussed with the full Board following the end of each fiscal year. The Nominating and Governance Committee will review each committee's self evaluation annually and discuss it with the full committee.

4.
The Nominating and Governance Committee shall, at least annually, review and reassess the adequacy of the corporate governance guidelines of the Company and recommend any proposed changes to the Board for approval.

5.
The Nominating and Governance Committee may form and delegate authority to subcommittees when appropriate.

6.
The Nominating and Governance Committee shall provide regular corporate governance update reports to the Board.

7.
The Nominating and Governance Committee shall review and reassess the adequacy of this charter annually and recommend any proposed changes to the Board for approval. The Nominating and Governance Committee shall annually review its own performance.

EXHIBIT C

PACIFIC CREST CAPITAL, INC.
AUDIT COMMITTEE CHARTER

Purpose

        The Audit Committee is appointed by the Board to assist the Board in monitoring (1) the integrity of the financial statements of the Company, (2) the independent auditor's qualifications and independence, (3) the performance of the Company's internal audit function and independent auditors, and (4) the compliance by the Company with legal and regulatory requirements.

        The Audit Committee is responsible for preparing the report required by the rules of the Securities and Exchange Commission to be included in the Company's annual proxy statement.

Committee Membership

        The Audit Committee shall consist of no fewer than three members, all of whom are outside independent directors as defined by applicable exchange listing standards, and shall satisfy the experience and financial expertise requirements of Section 10A of the Exchange Act as amended by the Sarbanes Oxley Act of 2002.

        The members of the Audit Committee shall be appointed by the Board on the recommendation of the Nominating and Governance Committee. Audit Committee members may be replaced by the Board. Director's fees are the only compensation that an Audit Committee member may receive from the Company.

Committee Authority and Responsibilities

        The Audit Committee shall have the sole authority to appoint or replace the independent auditor (subject, if applicable, to shareholder ratification), and shall approve all audit engagement fees and terms and all significant non-audit engagements with the independent auditors. The Audit Committee shall consult with management but shall not delegate these responsibilities.

        The Audit Committee shall meet as often as it determines, but not less frequently than quarterly. The Audit Committee may form and delegate authority to subcommittees when appropriate.

        The Audit Committee shall have the authority, to the extent it deems necessary or appropriate, to retain special legal, accounting or other consultants to advise the Committee. The Audit Committee may request any officer or employee of the Company or the Company's outside counsel or independent auditor to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee. The Audit Committee shall meet with management, the internal auditors and the independent auditor in separate executive sessions at least quarterly. The Audit Committee may also, to the extent it deems necessary or appropriate, meet with the Company's investment bankers or financial analysts who follow the Company.

        The Audit Committee shall make regular reports to the Board. The Audit Committee shall review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval. The Audit Committee shall annually review the Audit Committee's own performance.

        The Audit Committee, to the extent it deems necessary or appropriate, shall perform the following:

Financial Statement and Disclosure Matters

1.
Review and discuss with management and the independent auditor the annual audited financial statements, including the disclosures made in management's discussion and analysis in Form 10-Q and 10-K, and recommend to the Board whether the audited financial statements should be included in the Company's Form 10-K. Pacific Crest has maintained a practice and a policy to include the audited financial statements in the annual Form10-K.

2.
Review and discuss with management and the independent auditor the Company's quarterly financial statements, including disclosures made in management's discussion and analysis prior to the filing of its Form 10-Q, including the results of the independent auditor's reviews of the quarterly financial statements.

3.
Discuss with management and the independent auditor significant financial reporting issues and judgments made in connection with the preparation of the Company's financial statements, including any significant changes in the Company's selection or application of accounting principles, any major issues as to the adequacy of the Company's internal controls, the development, selection and disclosure of critical accounting estimates, and analysis of the effect of alternative assumptions, estimates or GAAP methods on the Company's financial statements.

4.
Discuss and review with management the Company's budgets and interest rate risk management, and the Company's earnings press releases.

5.
Discuss with management and the independent auditor the effect of regulatory and accounting initiatives as well as off-balance sheet structures on the Company's financial statements.

6.
Discuss with management the Company's major financial risk exposures and the steps management has taken to monitor and control such exposures, including the Company's risk assessment and risk management policies.

7.
Discuss with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit.

(a)
The adoption of, or changes to, the Company's significant auditing and accounting principles and practices as suggested by the independent auditor, internal auditors or management.

(b)
The management letter provided by the independent auditor and the Company's response to that letter.

(c)
Any difficulties encountered in the course of the audit work, including any restrictions on the scope of activities or access to requested information, and any significant disagreements with management.
8.
Review with management the Company's disclosure controls and procedures as defined by applicable regulations of the Securities Exchange Commission:

Oversight of the Company's Relationship with the Independent Auditor

9.
Review the experience and qualifications of the senior members of the independent auditor team.

10.
Obtain and review a report from the independent auditor at least annually regarding (a) the auditor's internal quality-control procedures, (b) any material issues raised by the most recent quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the firm, (c) any steps taken to deal with any such issues, and (d) all relationships between the independent auditor and the Company. Evaluate the qualifications, performance and independence of the independent auditor, including considering whether the auditor's quality controls are adequate and the provision of non-audit services is compatible with maintaining the auditor's independence, and taking into account the opinions of management and the internal auditor. The Audit Committee shall present its conclusions to the Board and, if so determined by the Audit Committee, recommend that the Board take additional action to satisfy itself of the qualifications, performance and independence of the auditor.

11.
Recommend to the Board policies for the Company's hiring of employees or former employees of the independent auditor who were engaged on the Company's account.

12.
Discuss with the national office of the independent auditor issues on which they were consulted by the Company's audit team and matters of audit quality and consistency.

13.
Meet with the independent auditor prior to the audit to discuss the planning and staffing of the audit.

Oversight of the Company's Internal Audit Function

14.
Review the appointment and replacement of the senior internal auditing executive.

15.
Review the significant reports to management prepared by the internal auditing department and management's responses.

16.
Discuss with the independent auditor the internal audit department responsibilities, budget and staffing, and any recommended changes in the planned scope of the internal audit.

Compliance Oversight Responsibilities

17.
Obtain from the independent auditor assurance that Section 10A of the Securities Exchange Act of 1934 has not been implicated.

18.
Review with management and internal audit executives any reported violations of the Company Code of Personal and Business Conduct and Ethics ("Code of Conduct").

19.
Discuss with management and the independent auditor any correspondence with regulators or governmental agencies and any employee complaints or published reports which raise material issues regarding the Company's financial statements or accounting policies.

20.
Discuss with the Company's legal advisors legal matters that may have a material impact on the financial statements or the Company's compliance policies.

21.
Provide for proper "whistle blower procedures and employee protection in the Company's Code of Business Conduct and Ethics", so that employees feel comfortable providing anonymous "tips" or contacting the Audit Committee chairman or other Audit Committee members on any matter of concern regarding the Company's ethics practices.

Limitation of Audit Committee's Role

        While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations. These are the responsibilities of management and the independent auditor.

EXHIBIT D

PACIFIC CREST CAPITAL, INC.
COMPENSATION COMMITTEE CHARTER

Purpose

        The Compensation Committee is appointed by the Board to discharge the Board's responsibilities relating to compensation of the Company's directors and officers. The Committee has overall responsibility for approving and evaluating the director and officer compensation plans, policies and programs of the Company.

        The Compensation Committee is also responsible for preparing an annual report on executive compensation for inclusion in the Company's annual proxy statement.

Committee Membership

        The Compensation Committee shall consist of no fewer than three members. The members of the Compensation Committee shall all be independent outside directors, as defined by applicable exchange listing standards.

        The members of the Compensation Committee shall be appointed by the Board on the recommendation of the Nominating and Governance Committee. Compensation Committee members may be replaced by the Board.

Committee Authority and Responsibilities

1.
The Compensation Committee shall have the sole authority to retain and terminate any compensation consultant to be used to assist in the evaluation of director, CEO or senior executive compensation and shall have sole authority to approve the consultant's fees and other retention terms. The Compensation Committee shall also have authority to obtain advice and assistance from internal or external legal, accounting or other advisors.

2.
The Compensation Committee shall annually review and approve corporate goals and objectives relevant to CEO compensation, evaluate the CEO's performance in light of those goals and objectives, and recommend to the Board the CEO's compensation levels based on this evaluation. In determining the long-term incentive component of CEO compensation, the Compensation Committee will consider the Company's performance and relative shareholder return, the value of similar incentive awards to CEOs at comparable companies, and the awards given to the CEO in past years.

3.
The Compensation Committee shall annually review and make recommendations to the Board with respect to the compensation of all directors, officers and other key executives, including incentive compensation plans and equity-based plans.

4.
The Compensation Committee shall annually review and approve, for the CEO and the senior executives of the Company, (a) the annual base salary level, (b) the annual incentive opportunity level, (c) the long-term incentive opportunity level, (d) employment agreements, severance arrangements, and change in control agreements/provisions, in each case as, when and if appropriate, and (e) any special or supplemental benefits.

5.
The Compensation Committee may form and delegate authority to subcommittees when appropriate.

6.
The Compensation Committee shall make regular reports to the Board.

7.
The Compensation Committee shall review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval. The Compensation Committee shall annually review its own performance.

EXHIBIT E

PACIFIC CREST CAPITAL, INC.
LENDING AND BUSINESS DEVELOPMENT COMMITTEE CHARTER

Purpose

        The Lending and Business Development Committee ("Lending Committee") is a Board committee appointed by the Board to assist in (1) creating/approving lending policies, (2) monitoring asset quality, (3) reviewing business development plans, and (4) maintaining an acceptable level of risk associated with lending related activities (exclusive of SBA Lending).

Committee Membership

        The Lending Committee shall consist of no fewer than three outside directors. Management directors shall not be members of the Lending Committee. The members of the Lending Committee shall be appointed annually by the Board on the recommendation of the Nominating and Governance Committee.

Committee Authority and Responsibilities

        The Lending Committee shall:

1.
Function to assist the Audit Committee in reviewing and approving the scope of all lending related audits/reviews to be completed by the internal auditor. This includes internal audits/reviews of loan approvals, documentation, servicing and related matters that can affect the overall credit risk and other related risk exposures undertaken by the Bank through lending activities.

2.
Review loans made and discuss with management its methods used to manage the lending risk within the Board's acceptable risk standards as established by policy.

3.
Direct management to prepare changes in lending policies for Board review and approval. Proposed changes would be based on its discussions with management, review of the Bank's loan classification system, level of the allowance for loan losses, the Bank's lending performance, current and anticipated economic conditions, review of portfolio monitoring data and other information the Lending Committee considers relevant.

4.
Direct management to prepare such reports and presentations that can facilitate Board review and management of lending related risks.

5.
Discuss with management the staffing issues surrounding lending related operations.

6.
Discuss with management its business development plans for all lending activities.

7.
Regularly report its findings/recommendations to the Board.

8.
Review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval. The Lending Committee shall annually review its own performance. The Nominating and Governance Committee also annually reviews the Lending Committee's charter and performance.

EXHIBIT F

PACIFIC CREST CAPITAL, INC.
SBA LENDING AND BUSINESS DEVELOPMENT COMMITTEE CHARTER

Purpose

        The SBA Lending/Business Development Committee ("SBA Lending Committee") is a Board committee appointed by the Board to assist in (1) creating/approving SBA lending policies, (2) monitoring SBA asset quality, (3) reviewing SBA business development plans, and (4) maintaining an acceptable level of risk associated with SBA lending related activities.

Committee Membership

        The SBA Lending Committee shall consist of no fewer than three outside directors. Management directors shall not be members of the SBA Lending Committee. The members of the SBA Lending Committee shall be appointed annually by the Board on the recommendation of the Nominating and Governance Committee.

Committee Authority and Responsibilities

        The SBA Lending Committee shall:

1.
Function to assist the Audit Committee in reviewing and approving the scope of all SBA lending related audits/reviews to be completed by the internal auditor. This includes internal audits/reviews of SBA loan approvals, documentation, servicing and related matters that can affect the overall credit risk and other related risk exposures undertaken by the Bank through SBA lending activities.

2.
Review SBA loans made and discuss with management its methods used to manage the SBA lending risk within the Board's acceptable risk standards as established by policy.

3.
Direct management to prepare changes in SBA lending policies for Board review and approval. Proposed changes would be based on its discussions with management, review of the Bank's loan classification system, level of the allowance for loan losses, the Bank's SBA lending performance, current and anticipated economic conditions, review of SBA portfolio monitoring data and other information the SBA Lending Committee considers relevant.

4.
Direct management to prepare such reports and presentations that can facilitate Board review and management of SBA lending related risks.

5.
Discuss with management the staffing issues surrounding SBA lending related operations.

6.
Discuss with management its SBA business development plans for all lending activities.

7.
Regularly report its findings/recommendations to the Board.

8.
Review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval. The SBA Lending Committee shall annually review its own performance. The Nominating and Governance Committee also annually reviews the SBA Lending Committee's charter and performance.

	☐	Mark this box with an X if you have made changes to your name or address

Annual Meeting Proxy Card

/A/	Election of Director The Board of Directors recommends a vote FOR the listed nominee.
		For	Withhold
	01—Rudolph I. Estrada—Term Expires 2006	☐	☐
OTHER BUSINESS: In their discretion, the proxyholders are authorized to transact such other business as may properly come before the Meeting and any adjournment(s) or postponement(s) thereof.
	Mark this box with an X if you wish to attend the Meeting.	☐
/C/	Authorized Signatures—Sign—Here—This section must be completed for your instructions to be executed.

The undersigned hereby ratifies and confirms all that said attorneys and proxyholders or either of them, or their substitutes, shall lawfully do or cause to be done by virtue hereof, and hereby revokes any and all proxies heretofore given by the undersigned to vote at the Meeting. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting and the Proxy Statement accompanying said notice.
(Note: Please date and sign your name as it appears on your stock certificates. Executors, administrators, attorneys, etc. should give their full titles. All joint owners should sign.)

Signature 1—Please keep signature within the box	Signature 2—Please keep signature within the box	Date (mm/dd/yyyy)

☐ ☐ ☐ ☐ ☐ ☐ ☐ ☐

Proxy—Pacific Crest Capital, Inc.

Annual Meeting of Stockholders—May 9, 2003

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

        The undersigned stockholder(s) of Pacific Crest Capital, Inc. (the "Company") hereby nominate(s), constitute(s) and appoint(s) Robert J. Dennen and Peter Luttenberger, and each of them, as the attorney, agent and proxy of the undersigned, with full power of substitution, to vote all stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company (the "Meeting") to be held at the Hyatt Westlake Hotel, 880 South Westlake Blvd., Westlake Village, California 91361, at 2:00 p.m., on Friday, May 9, 2003, and any adjournments thereof, as fully and with the same force and effect as the undersigned might or could do if personally there as follows.

        PLEASE SIGN, DATE AND RETURN THIS PROXY AS PROMPTLY AS POSSIBLE IN THE POSTAGE PREPAID ENVELOPE PROVIDED.

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF THE BOARD OF DIRECTOR NOMINEE LISTED. IF ANY OTHER BUSINESS IS PRESENTED AT THE MEETING, THIS PROXY SHALL BE VOTED BY THE PROXYHOLDERS IN ACCORDANCE WITH THE RECOMMENDATIONS OF A MAJORITY OF THE BOARD OF DIRECTORS.

QuickLinks

PACIFIC CREST CAPITAL, INC. PROXY STATEMENT TABLE OF CONTENTS
GENERAL INFORMATION
Beneficial Ownership of Principal SHAREholders and Management
ELECTION OF DIRECTOR
BOARD OF DIRECTORS AND COMMITTEES
AUDIT COMMITTEE REPORT
INDEPENDENT AUDITORS FEES
COMPENSATION COMMITTEE REPORT
DIRECTOR COMPENSATION
EXECUTIVE OFFICERS
EXECUTIVE COMPENSATION
Summary Compensation Table
Individual Stock Option/SAR Grants in 2002
Aggregated Stock Option/SAR Exercises in 2002 and Year-End Stock Option/SAR Values
PERFORMANCE GRAPH
EQUITY COMPENSATION PLAN INFORMATION
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
PROPOSALS OF SHAREHOLDERS
ANNUAL REPORTS
OTHER BUSINESS
  EXHIBIT A
PACIFIC CREST CAPITAL, INC. CORPORATE GOVERNANCE GUIDELINES
  EXHIBIT B
PACIFIC CREST CAPITAL, INC. NOMINATING AND GOVERNANCE COMMITTEE CHARTER
  EXHIBIT C
PACIFIC CREST CAPITAL, INC. AUDIT COMMITTEE CHARTER
  EXHIBIT D
PACIFIC CREST CAPITAL, INC. COMPENSATION COMMITTEE CHARTER
  EXHIBIT E
PACIFIC CREST CAPITAL, INC. LENDING AND BUSINESS DEVELOPMENT COMMITTEE CHARTER
  EXHIBIT F
PACIFIC CREST CAPITAL, INC. SBA LENDING AND BUSINESS DEVELOPMENT COMMITTEE CHARTER